UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R) FLORIDA LONG-TERM
TAX-EXEMPT FUND

MAY 31,2004


SEMIANNUAL REPORT

THE VANGUARD GROUP(R)[LOGO]

HOW TO READ YOUR FUND REPORT


This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 5 REPORT FROM THE ADVISOR
 8 FUND PROFILE
 9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
27 ADVANTAGES OF VANGUARD.COM

--------------------------------------------------------------------------------
SUMMARY

* Vanguard Florida Long-Term Tax-Exempt Fund declined -0.4% in the first half of its 2004 fiscal year, a return consistent with an environment of low, but rising, interest rates.
* The fund's yield rose as the prices of its bonds declined.
* The fund's return matched the average return of peer funds.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six months ended May 31, 2004, surprisingly strong economic growth fueled fears of inflation, boosting the yields (and depressing the prices) of most longer- maturity municipal bonds.

[Photographs of John. J. Brennan]
--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2004
--------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
 Investor Shares                                                           -0.4%
 Admiral Shares                                                            -0.4
Lehman 10 Year Municipal Bond Index                                        -0.1
Average Florida Municipal Debt Fund*                                       -0.4
Lehman Municipal Bond Index                                                -0.2
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


Vanguard Florida Long-Term Tax-Exempt Fund provided a return consistent with this trend, falling -0.4% as its interest income was not enough to offset the decline in bond prices. The result matched the average return of the fund's peer group. The fund's starting and ending net asset values and distributions to shareholders in the period appear on page 4.

The fund's yield also reflected the market environment. The yield of the Investor Shares rose 38 basis points (0.38 percentage point) to 3.91%, equivalent to a taxable yield of 6.02% for investors in the highest federal tax bracket. (We expect that the fund's shares will be exempt from Florida's intangible personal property tax, but the calculation does not account for the possibility that an investor might be subject to the federal alternative minimum tax.) The yield of the fund's Admiral Shares rose 38 basis points as well, to 3.97% on May 31, a taxable-equivalent yield of 6.11%.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

     The fixed income markets were quiet for much of the six months, but interest rates rose sharply in April as the economic expansion gathered momentum, raising the specter of inflation. The yield of the benchmark 10-year U.S. Treasury note increased 32 basis points, during the period,

--------------------------------------------------------------------------------
ADMIRAL(R) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

     from 4.33% to 4.65%, as bond prices declined. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.6%.

     The yields of short-term securities rose in expectation of actions by the Federal Reserve Board to boost interest rates, but those of the shortest-term securities--those held by money market funds--were relatively stable. These securities respond more to Fed actions than to market expectations. The yield of the 3-month Treasury bill, a proxy for money market rates, closed the period at 1.06%, compared with 0.93% when the fiscal year began.

     A more pronounced version of these dynamics was at play in the municipal bond market. Municipal yields rose more sharply than Treasury rates, producing steeper price declines and causing municipal bonds to trail their Treasury counterparts. The yield of a 10-year AAA-rated general-obligation bond rose 38 basis points to 3.93%. The broad municipal market, as measured by the Lehman Municipal Bond Index, returned -0.2%.

STOCKS ROSE, THEN STALLED

     The fiscal half-year opened with strong returns in domestic and foreign stock markets, as the bull market of 2003 spilled into January. Toward the end of the period, stock prices retreated. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. Large-capitalization stocks fared better than smaller stocks, and value-oriented shares (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

PERFORMANCE WAS SUBDUED, BUT PROSPECTS BRIGHTENED

     During the first half of fiscal 2004, the Florida Long-Term Tax-Exempt Fund produced a negative total return, but the period was marked by some positives. The most significant influence on performance was the rise in interest rates (or, put differently, the decline in bond prices). The increase in rates was felt most by securities with maturities of less than 10 years.

     Rising rates reduced the capital value of the fund's shares by -2.5%, which was partially offset by the fund's six-month income return of 2.1%. (It's worth noting that a bond fund's semiannual return includes just a half-year's worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the fund's advisor--Vanguard Fixed Income Group--kept the fund's duration (a measure of its interest rate sensitivity) near the short end of its typical range. This positioning helped moderate the effect of rising rates.

     Two positive developments--mostly prospective--were Florida's improving fiscal strength, which enhances the attractiveness of the state's debt, and an improvement in the relative valuation between Treasury and municipal securities. With the latter, the bad news is that the more attractive valuation simply reflects the swifter decline in municipal prices than in Treasury prices. The good news is that new municipal investments and reinvested distributions can be put to work at higher absolute yields and at more attractive yields relative to Treasuries.

     As I noted at the outset, the return of the Long-Term Tax-Exempt Fund matched the average return of its peer group. In any one period, peer-group comparisons are of limited use, but over time, we aim to provide higher returns than those of the average competitor. We consider that goal achievable because of the talents of Vanguard Fixed Income Group and the fund's very low operating expenses. Low costs are important in any environment, but their value is especially apparent in times of low interest rates, such as those of the past few years. For more information about the fund and the municipal bond market, please see the Report from the Advisor on page 5; additional information about expenses is on pages 11 and 12.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                --------------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            0.6%      -0.4%      6.8%
 (Broad taxable market)
Lehman Municipal Bond Index                           -0.2        0.0       5.5
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.2
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        6.4%      18.9%     -1.0%
Russell 2000 Index (Small-caps)                        4.5       30.3       6.7
Dow Jones Wilshire 5000 Index                          6.4       20.5      -0.5
 (Entire market)
MSCI All Country World Index ex USA                    9.6       33.2       1.4
 (International)
================================================================================
CPI
Consumer Price Index                                   2.5%       3.1%      2.6%
--------------------------------------------------------------------------------
*Annualized.

THOUGH THERE ARE NEW CONCERNS, OUR ADVICE IS THE SAME

     Not long ago, in the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

Thank you for entrusting your assets to us.

Sincerely,

/s/John J. Brennan
JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
JUNE 17, 2004




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2003-MAY 31, 2004

                                                       DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                        STARTING           ENDING            INCOME      CAPITAL
                     SHARE PRICE      SHARE PRICE         DIVIDENDS        GAINS
--------------------------------------------------------------------------------
FLORIDA LONG-TERM
 TAX-EXEMPT FUND
 Investor Shares          $12.00           $11.57            $0.252       $0.136
 Admiral Shares            12.00            11.57             0.255        0.136
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

     Interest rates declined for much of the six months ended May 31, 2004, but reversed course in the final two months, finishing the period significantly higher than where they started. In this environment, Vanguard Florida Long-Term Tax-Exempt Fund produced a total return of -0.4%. The rise in interest rates was most pronounced among shorter-maturity bonds, flattening the yield curve. (In other words, the interest rate spread between short- and long-term bonds narrowed.)

THE INVESTMENT ENVIRONMENT

     The economy expanded strongly during the semiannual period. In the fourth quarter of 2003, real (inflation-adjusted) gross domestic product increased an annualized 4.1%, and in the first quarter of 2004 it rose 3.9%. Business capital spending accelerated, adding fuel to an economic engine that had been powered mostly by the consumer over the past few years.

     Although the Federal Reserve Board maintained its target for the federal funds rate at 1.00% during the six months, both the bond market's and the Fed's focus seemed to shift from the possibility of deflation to signs of incipient inflation. At its May 4 meeting, the Fed's Open Market Committee said it was adopting a "measured" approach to current monetary policy, a statement widely interpreted as a signal that the Fed would soon begin to raise rates to offset inflationary pressures. As the six-month period ended, the market was forecasting that the Fed would boost its rate target. Fed officials are expected to implement any rate increases slowly over a lengthy period.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that a relatively high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

     On balance, the economic signals were positive, but concerns remained, including those associated with the soaring price of oil. Although OPEC members indicated that they planned to boost production, the price of a barrel of crude at the end of May was still around $40, and gasoline prices were stuck at more than $2 a gallon as the summer driving season began. Our assessment is that the economy will continue to expand, and--in keeping with the market consensus--we believe that the Fed will gradually raise rates to protect against any reemergence of inflation.

MUNIS GENERALLY UNDERPERFORMED TREASURIES

     Except for the longest-term bonds, rate increases (and the corresponding price declines) were sharper among municipal securities than among U.S. Treasury securities, leading munis to underperform. Because of the widespread anticipation of rate increases by the Fed, shorter-term munis--those with maturities of less than 10 years--were hit particularly hard, as illustrated by the increase in yields in the adjacent table.

-------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                          CHANGE
MATURITY                             NOV. 30, 2003  MAY 31, 2004  (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                                      1.40%         2.00%            +60
5 years                                      2.39          3.10             +71
10 years                                     3.55          3.93             +38
30 years                                     4.72          4.99             +27
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     In Florida, the supply of newly issued municipal bonds declined 42.4% compared with the same period a year ago--from $11.1 billion in the first half of fiscal 2003 to $6.4 billion this fiscal half-year. Lower supply typically provides some support for the market. State tax revenues improved as the economy gathered momentum, enhancing the strength of the state's general-obligation bonds.

     We maintained our focus on the market's higher-quality issues, and as we had during the previous six months, we positioned the fund defensively relative to interest rate risk. The portfolio's average maturity and duration ended the period at the low end of its prescribed range. The fund's return matched the return of the peer-group average.

     An important advantage we continue to enjoy relative to peer funds is our lower costs. Despite the rise in interest rates, yields remain at very low levels by historical standards. Even seemingly modest differences in expense ratios can consume a large proportion of the yield available to shareholders.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Reid O. Smith, PRINCIPAL
VANGUARD FIXED INCOME GROUP

JUNE 21, 2004

--------------------------------------------------------------------------------
AS OF 5/31/2004     FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

FLORIDA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                        COMPARATIVE        BROAD
                                               FUND          INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Issues                                182           9,079       48,257
Yield                                                            --           --
 Investor Shares                               3.9%
 Admiral Shares                                4.0%
Yield to Maturity                             4.1%Y              --           --
Average Coupon                                 5.2%            5.2%         5.2%
Average Effective Maturity                8.2 years       7.2 years    9.1 years
Average Quality                                 AA+             AA+          AA+
Average Duration                          6.3 years       5.8 years    6.3 years
Expense Ratio                                                    --           --
 Investor Shares                            0.15%++
 Admiral Shares                             0.09%++
Short-Term Reserves                              8%              --           --
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
VOLATILITY MEASURES

                                            COMPARATIVE                    BROAD
                                     FUND        INDEX*         FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.98          1.00         0.98        1.00
Beta                                 1.03          1.00         1.18        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                                  8%
1-5 Years                                                                     9
5-10 Years                                                                   59
10-20 Years                                                                  22
20-30 Years                                                                   2
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
AAA                                                                          88%
AA                                                                            5
A                                                                             5
BBB                                                                           2
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
Credit Quality     High
Average Maturity   Long
--------------------------------------------------------------------------------
 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Inex.
 +Before expenses.
++Annualized.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------

AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------

AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 5/31/2004     PERFORMANCE SUMMARY
ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

FLORIDA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
--------------------------------------------------------------------
                    FLORIDA LONG-TERM TAX-EXEMPT FUND
                          INVESTOR SHARES                   LEHMAN*
--------------------------------------------------------------------
FISCAL              CAPITAL       INCOME        TOTAL          TOTAL
YEAR                 RETURN       RETURN       RETURN         RETURN
--------------------------------------------------------------------
1994                 -11.0%         4.9%        -6.1%          -4.5%
1995                  13.8          6.3         20.1           18.6
1996                   1.2          5.3          6.5            5.7
1997                   1.3          5.2          6.5            7.1
1998                   2.9          5.1          8.0            8.1
1999                  -6.5          4.6         -1.9           -0.4
2000                   3.6%         5.4%         9.0%           7.7%
2001                   3.9          5.1          9.0            8.2
2002                   2.3          4.7          7.0            6.7
2003                   2.9          4.5          7.4            6.9
2004**                -2.5          2.1         -0.4           -0.1
--------------------------------------------------------------------
 *Lehman 10 Year Municipal Bond Index.
**Six months ended May 31, 2004.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

THIS TABLE  PRESENTS  AVERAGE ANNUAL TOTAL RETURNS  THROUGH THE LATEST  CALENDAR
QUARTER--RATHER  THAN  THROUGH  THE END OF THE  FISCAL  PERIOD.  SECURITIES  AND
EXCHANGE COMMISSION RULES REQUIRE THAT WE PROVIDE THIS INFORMATION.

                                                                                    TEN YEARS
                                                           ONE    FIVE    ---------------------------
                                        INCEPTION DATE    YEAR   YEARS    CAPITAL     INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
FLORIDA LONG-TERM TAX-EXEMPT FUND
 Investor Shares                              9/1/1992   5.74%   6.29%      1.90%      5.11%    7.01%
 Admiral Shares                             11/12/2001   5.80    6.16*        --         --       --
-----------------------------------------------------------------------------------------------------

*Return since inception.

ABOUT YOUR FUND'S EXPENSES


We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
                                       BEGINNING           ENDING       EXPENSES
FLORIDA LONG-TERM                  ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING
TAX-EXEMPT FUND                       11/30/2003        5/31/2004        PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Shares                           $1,000             $996          $0.75
Admiral Shares                             1,000              996           0.45

HYPOTHETICAL  5%  RETURN
Investor Shares                           $1,000           $1,049          $0.77
Admiral Shares                             1,000            1,050           0.46
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

                                                                         AVERAGE
                                                                         FLORIDA
                                         NVESTOR          ADMIRAL      MUNICIPAL
                                          SHARES           SHARES      DEBT FUND
--------------------------------------------------------------------------------
FLORIDA LONG-TERM
 Tax-Exempt Fund                           0.15%            0.09%         1.13%*
--------------------------------------------------------------------------------
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 5/31/2004          FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 FACE         MARKET
                                                                                     MATURITY                  AMOUNT         VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                             COUPON                     DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.0%)
------------------------------------------------------------------------------------------------------------------------------------
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)                                        6.25%                12/1/2011 (1)            $  3,095     $    3,578
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)                                        6.25%                12/1/2016 (1)               8,695         10,194
Boynton Beach FL Util. System Rev.                            5.375%                11/1/2013 (3)               2,400          2,673
Boynton Beach FL Util. System Rev.                            5.375%                11/1/2015 (3)               2,665          2,949
Boynton Beach FL Util. System Rev.                             5.50%                11/1/2018 (3)               3,125          3,486
Boynton Beach FL Util. System Rev.                             5.50%                11/1/2020 (3)               3,480          3,864
Boynton Beach FL Util. System Rev.                             6.25%                11/1/2020 (3)(ETM)            415            481
Brevard County FL Health Fac. Auth. Rev.
(Holmes Regional Medical Center)                              5.625%                10/1/2014 (1)               2,000          2,152
Brevard County FL Util. Rev.                                   5.25%                 3/1/2012 (3)               3,805          4,197
Brevard County FL Util. Rev.                                   5.25%                 3/1/2013 (3)               2,165          2,355
Brevard County FL Util. Rev.                                   5.25%                 3/1/2014 (3)               2,045          2,208
Broward County FL Airport System Rev.                          5.25%                10/1/2011 (1)              10,000         10,567
Broward County FL School Board COP                            5.375%                 7/1/2011 (4)(Prere.)       6,325          7,024
Broward County FL School Board COP                            5.375%                 7/1/2011 (4)(Prere.)       5,755          6,391
Broward County FL School Board COP                             5.50%                 7/1/2011 (4)(Prere.)       5,170          5,822
Broward County FL School Board COP                             5.50%                 7/1/2011 (4)(Prere.)       4,635          5,219
Broward County FL School Board COP                             5.50%                 7/1/2011 (4)(Prere.)       5,205          5,861
Broward County FL School Board COP                             5.50%                 7/1/2018 (4)              14,575         15,612
Broward County FL School Board COP                             5.50%                 7/1/2019 (4)              15,710         16,798
Collier County FL School Board COP                             6.25%                2/15/2013 (4)              12,500         14,702
Collier County FL School Board COP                            5.375%                2/15/2017 (4)               5,725          6,094
Collier County FL School Board COP                            5.375%                2/15/2018 (4)               5,000          5,309
Collier County FL School Board COP                            5.375%                2/15/2019 (4)               5,000          5,289

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE         MARKET
                                                                                         MATURITY              AMOUNT         VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                                 COUPON                     DATE               (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
Collier County FL School Board COP                                5.375%                2/15/2020 (4)        $  5,695     $    6,001
Coral Springs FL Improvement Dist. Water & Sewer GO                6.00%                 6/1/2010 (1)           3,205          3,468
Dade County FL Water & Sewer System Rev. VRDO                      1.02%                 6/7/2004 (3)           7,585          7,585
Davie FL Water & Sewer Rev.                                       6.375%                10/1/2012 (2)           2,500          2,892
Dunedin FL Util. System Rev.                                       6.75%                10/1/2008 (3)           1,115          1,282
Dunedin FL Util. System Rev.                                       6.75%                10/1/2010 (3)           2,465          2,919
Escambia County FL Environmental Improvement Rev.                  5.75%                11/1/2027               6,000          5,790
Florida Board of Educ. Capital Outlay                              5.50%                 6/1/2014              10,000         10,985
Florida Board of Educ. Capital Outlay                             5.375%                 6/1/2017 (3)           4,010          4,311
Florida Board of Educ. Public Educ.                               5.375%                 6/1/2015              12,000         12,976
Florida Board of Educ. Rev. (Lottery Rev.)                         5.75%                 7/1/2014 (3)           8,475          9,487
Florida Board of Educ. Rev. (Lottery Rev.)                         5.50%                 7/1/2015 (2)          12,105         13,190
Florida Board of Educ. Rev. (Lottery Rev.)                         5.75%                 7/1/2015 (3)           8,960          9,879
Florida Division Board Financial Dept.
 of General Services Systems Rev.
 (Dept. of Environmental Protection)                               5.75%                 7/1/2005 (2)(Prere.)   3,585          3,784
Florida Housing Finance Agency Rev.                                6.25%                 7/1/2011                 550            562
Florida Housing Finance Agency Rev.                                6.35%                 7/1/2014                 695            710
Florida Housing Finance Corp. Rev.                                 5.95%                 1/1/2032 (4)          13,810         14,141
Florida Muni. Power Agency Rev. (Stanton Project) VRDO             1.06%                 6/7/2004 (1)           1,990          1,990
Greater Orlando Aviation Auth. Orlando FL Airport Fac. Rev.        5.25%                10/1/2012 (3)          18,245         19,215
Highlands County FL Health Rev. (Adventist Health System)          6.00%               11/15/2031              10,000         10,342
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)                                      5.50%                10/1/2010 (4)           3,775          4,190
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)                                      5.50%                10/1/2011 (4)           4,610          5,137
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)                                      5.50%                10/1/2012 (4)           5,670          6,322
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)                                      5.50%                10/1/2013 (4)           3,000          3,333
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)                                      5.50%                10/1/2014 (4)           5,365          5,960
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)                                      5.50%                10/1/2015 (4)           3,945          4,340
Hillsborough County FL IDA (Tampa General Hosp. Project)           5.25%                10/1/2034               4,800          4,515
Hillsborough County FL IDA (Univ. Community Hosp.)                 6.50%                8/15/2019 (1)          17,850         21,334
Hillsborough County FL School Board COP                            5.25%                 7/1/2016 (1)          13,300         14,429
Hillsborough County FL School Board COP                            5.25%                 7/1/2017 (1)           7,005          7,578
Hillsborough County FL School Board COP                            5.50%                 7/1/2018 (1)          14,945         16,491
Hillsborough County FL School Dist. Sales Tax Rev.                5.375%                10/1/2014 (2)           2,000          2,181
Hillsborough County FL School Dist. Sales Tax Rev.                5.375%                10/1/2015 (2)           2,000          2,146
Hillsborough County FL School Dist. Sales Tax Rev.                5.375%                10/1/2017 (2)           4,780          5,119
Hillsborough County FL School Dist. Sales Tax Rev.                5.375%                10/1/2018 (2)           2,000          2,142
Hollywood FL Water & Sewer Rev.                                    5.00%                10/1/2011 (4)           3,155          3,437
Hollywood FL Water & Sewer Rev.                                    5.00%                10/1/2012 (4)           5,785          6,289
Hollywood FL Water & Sewer Rev.                                    5.00%                10/1/2013 (4)           3,600          3,904
Indian River County FL Water & Sewer Rev.                          6.50%                 9/1/2008 (3)           2,540          2,889
Jacksonville FL Excise Taxes Rev.                                  5.00%                10/1/2004 (4)           4,615          4,671
Jacksonville FL Excise Taxes Rev.                                  5.25%                10/1/2016 (1)           2,500          2,659
Jacksonville FL Excise Taxes Rev.                                  5.25%                10/1/2017 (1)           2,895          3,054
Jacksonville FL Excise Taxes Rev.                                  5.25%                10/1/2018 (1)           3,300          3,464
Jacksonville FL Excise Taxes Rev.                                  5.25%                10/1/2019 (1)           2,280          2,381

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE         MARKET
                                                                                         MATURITY              AMOUNT         VALUE*
                                                                  COUPON                     DATE               (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
Jacksonville FL Excise Taxes Rev.                                  5.25%                10/1/2020 (1)        $  1,750     $    1,819
Lakeland FL Electric & Water Rev.                                  6.05%                10/1/2008 (4)           4,785          5,375
Lakeland FL Electric & Water Rev.                                  6.05%                10/1/2009 (4)           4,000          4,531
Lakeland FL Electric & Water Rev.                                  6.55%                10/1/2009 (4)           4,000          4,616
Lakeland FL Electric & Water Rev.                                  0.00%                10/1/2010 (1)           8,260          6,454
Lakeland FL Electric & Water Rev.                                  0.00%                10/1/2011 (1)           8,420          6,248
Lakeland FL Electric & Water Rev.                                  0.00%                10/1/2012 (1)           2,020          1,417
Lakeland FL Electric & Water Rev.                                  6.05%                10/1/2014 (4)           2,000          2,346
Lee County FL IDA Health Care Fac. Rev. (Shell Point Village)      5.50%               11/15/2021              11,925         11,599
Lee County FL School Board COP                                     6.00%                 8/1/2008 (4)           6,180          6,773
Miami Beach FL Water & Sewer Rev.                                 5.625%                 9/1/2017 (2)           2,550          2,781
Miami FL GO                                                        5.90%                12/1/2008 (3)           1,000          1,120
Miami FL GO                                                        6.00%                12/1/2009 (3)           1,380          1,563
Miami-Dade County FL Aviation--Miami International Airport         5.75%                10/1/2017 (3)           8,940          9,686
Miami-Dade County FL Aviation-- Miami International Airport        5.75%                10/1/2018 (3)           5,000          5,386
Miami-Dade County FL Aviation-- Miami International Airport        5.75%                10/1/2019 (3)           5,500          5,913
Miami-Dade County FL Aviation--
Miami International Airport                                        5.75%                10/1/2020 (3)           4,000          4,295
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)                                           5.25%                 6/1/2010 (4)           1,000          1,072
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)                                           5.25%                 6/1/2011 (4)           2,000          2,145
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)                                           5.25%                 6/1/2012 (4)           2,620          2,806
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)                                           5.25%                 6/1/2013 (4)           3,160          3,372
Miami-Dade County FL School Board COP                              5.50%                 5/1/2011 (1)(Prere.)   2,460          2,759
Miami-Dade County FL School Board COP                              5.50%                 5/1/2011 (1)(Prere.)   2,650          2,972
Miami-Dade County FL School Board COP                              5.50%                 5/1/2011 (1)(Prere.)   3,840          4,307
Miami-Dade County FL School Board COP                              5.75%                10/1/2012 (4)           1,000          1,104
Miami-Dade County FL School Board COP                              5.75%                10/1/2013 (4)           2,000          2,207
Miami-Dade County FL School Board COP                              5.75%                10/1/2014 (4)           1,755          1,942
Miami-Dade County FL School Board COP                              5.75%                10/1/2015 (4)           5,265          5,746
Miami-Dade County FL School Board COP                             5.875%                10/1/2016 (4)           3,150          3,465
Miami-Dade County FL School Board COP PUT                          5.50%                 5/1/2011 (1)           8,500          9,349
Miramar FL Wastewater Improvement Assessment Rev.                  5.00%                10/1/2025 (1)           4,165          4,169
North Broward FL Hosp. Dist. Rev.                                  5.75%                1/15/2007 (1)           2,560          2,763
Ocala FL Water & Sewer Rev.                                        6.00%                10/1/2005 (2)           1,120          1,159
Ocala FL Water & Sewer Rev.                                        6.00%                10/1/2010 (2)           2,435          2,729
Ocala FL Water & Sewer Rev.                                        5.75%                10/1/2031 (3)          13,605         14,542
Orange County FL Educ. Fac. Auth. Rev.
(Rollins College) VRDO                                             1.08%                 6/1/2004 LOC           7,175          7,175
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)                                          6.25%               11/15/2010 (2)           6,015          6,483
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)                                          6.25%               11/15/2024               5,000          5,258
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2009 (1)(ETM)      4,935          5,661

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE         MARKET
                                                                                         MATURITY              AMOUNT         VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                                 COUPON                     DATE               (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2009 (1)        $  2,045     $    2,320
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2010 (1)           2,175          2,495
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2010 (1)(ETM)      5,260          6,102
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2011 (1)           1,875          2,183
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2011 (1)(ETM)      2,765          3,232
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2013 (1)(ETM)      3,160          3,743
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2013 (1)           1,890          2,211
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2016 (1)(ETM)      3,890          4,643
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2016 (1)           1,610          1,903
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2018 (1)           6,770          7,925
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)                                      6.25%                10/1/2021 (1)          11,500         13,432
Orange County FL School Board COP                                  6.00%                 8/1/2008 (1)          11,580         12,939
Orange County FL School Board COP                                  6.00%                 8/1/2009 (1)          12,255         13,808
Orange County FL School Board COP                                  6.00%                 8/1/2010 (1)          12,825         14,586
Orange County FL School Board COP                                  6.00%                 8/1/2010 (2)(Prere.)   3,170          3,628
Orange County FL School Board COP                                  6.00%                 8/1/2010 (2)(Prere.)   3,500          4,006
Orange County FL School Board COP                                  6.00%                 8/1/2010 (2)(Prere.)   3,955          4,526
Orange County FL School Board COP                                  6.00%                 8/1/2011 (1)           6,000          6,892
Orange County FL School Board COP                                 5.375%                 8/1/2017 (1)(Prere.)   6,590          7,026
Orange County FL School Board COP                                 5.375%                 8/1/2022 (1)          11,500         12,024
Orange County FL School Board VRDO                                 1.08%                 6/1/2004 (1)           3,885          3,885
Orange County FL Tourist Dev. Rev.                                 5.90%                10/1/2010 (1)(ETM)        835            952
Orlando & Orange County FL Expressway Auth.                        6.50%                 7/1/2010 (3)           2,000          2,333
Orlando & Orange County FL Expressway Auth.                        8.25%                 7/1/2014 (3)           3,000          4,051
Orlando & Orange County FL Expressway Auth.                        8.25%                 7/1/2015 (3)           8,360         11,229
Orlando & Orange County FL Expressway Auth.                        5.25%                 7/1/2016 (2)           2,000          2,145
Orlando & Orange County FL Expressway Auth. VRDO                   1.06%                 6/7/2004 (4)           9,300          9,300
Orlando & Orange County FL Expressway Auth. VRDO                   1.06%                 6/7/2004 (4)           4,900          4,900
Orlando & Orange County FL Expressway Auth. VRDO                   1.06%                 6/7/2004 (4)           2,000          2,000
Orlando FL Util. Comm. Water & Electric Rev.                       5.25%                10/1/2014               5,000          5,517
Orlando FL Util. Comm. Water & Electric Rev.                       6.75%                10/1/2017 (ETM)        12,700         15,307
Palm Beach County FL Airport System Rev.                           5.75%                10/1/2011 (1)          13,645         15,414
Palm Beach County FL Airport System Rev.                           5.75%                10/1/2013 (1)          10,445         11,840
Palm Beach County FL Criminal Justice Fac. Rev.                    7.20%                 6/1/2014 (3)          16,300         20,613
Palm Beach County FL Criminal Justice Fac. Rev.                    7.20%                 6/1/2015 (3)           3,000          3,765
Palm Beach County FL Health Fac. Auth. Hosp. Rev.                 5.625%                12/1/2031              16,500         16,516
Palm Beach County FL Rev. (Raymond F. Kravis Center
 for the Performing Arts, Inc.) VRDO                               1.03%                 6/7/2004 LOC          22,500         22,500
Palm Beach County FL School Board COP                              6.00%                 8/1/2010 (3)(Prere.)   7,495          8,638
Palm Beach County FL School Board COP                             5.375%                 8/1/2015 (4)           8,190          8,867
Palm Beach County FL School Board COP                              5.25%                 8/1/2016 (4)           4,050          4,324

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                         MATURITY              AMOUNT        VALUE*
                                                                  COUPON                     DATE               (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
Palm Beach County FL School Board COP                             5.375%                 8/1/2016 (4)        $  4,430     $   4,765
Palm Beach County FL School Board COP                             5.375%                 8/1/2017 (4)           4,500         4,805
Palm Beach County FL School Board COP                              5.25%                 8/1/2018 (4)           2,300         2,426
Palm Beach County FL School Board COP VRDO                         1.04%                 6/7/2004 (2)          14,500        14,500
Polk County FL Util. System Rev.                                   5.25%                10/1/2021 (3)           3,620         3,788
Sarasota County FL Util. System Rev.                               7.00%                10/1/2009 (3)           6,260         7,369
Seacoast FL Util. Auth. Water & Sewer Rev.                         5.50%                 3/1/2017 (3)           2,400         2,665
Seacoast FL Util. Auth. Water & Sewer Rev.                         5.50%                 3/1/2019 (3)           3,595         3,992
Seminole County FL School Board COP                               6.125%                 7/1/2004 (1)(Prere.)   1,000         1,024
Seminole County FL School Board COP                               6.125%                 7/1/2004 (1)(Prere.)   2,500         2,561
Seminole County FL School Board COP                                6.50%                 7/1/2004 (1)(Prere.)   2,750         2,791
Seminole County FL Water & Sewer Rev.                              6.00%                10/1/2009 (1)           1,800         2,033
Seminole County FL Water & Sewer Rev.                              6.00%                10/1/2012 (1)           5,000         5,782
Seminole County FL Water & Sewer Rev.                              6.00%                10/1/2019 (1)(ETM)      4,000         4,674
Seminole County FL Water & Sewer Rev.                              6.00%                10/1/2019 (1)           2,350         2,725
South Broward FL Hosp. Dist. Rev.                                 5.625%                 5/1/2032 (1)          12,000        12,629
South Miami Health Fac. Auth. Hosp. Rev.
Baptist Health South Group                                         5.50%               11/15/2033              10,000        10,054
St. Lucie County FL Util. System Rev.                              6.50%                10/1/2008 (3)(ETM)      4,910         5,465
St. Lucie County FL Util. System Rev.                              5.50%                10/1/2015 (3)(ETM)      5,000         5,213
St. Lucie County FL Util. System Rev.                              6.00%                10/1/2020 (3)(ETM)*     5,515         6,359
Sunrise FL Util. System Rev.                                       5.20%                10/1/2022 (2)          17,805        18,649
Sunshine State Florida Govt. Financing Comm. Rev. VRDO             1.08%                 6/7/2004 (2)           8,000         8,000
Tallahassee FL Energy System Rev.                                  5.25%                10/1/2013 (4)           4,380         4,821
Tallahassee FL Energy System Rev.                                  5.25%                10/1/2014 (4)           3,980         4,378
Tallahassee FL Energy System Rev.                                  5.25%                10/1/2015 (4)           5,240         5,722
Tamarac FL Water & Sewer Util. Rev.                                5.90%                10/1/2011 (3)           3,980         4,562
Tampa FL Health System Rev. (Catholic Healthcare East)             5.50%               11/15/2004 (1)           1,000         1,019
Tampa FL Health System Rev. (Catholic Healthcare East)             5.25%               11/15/2011 (1)           4,575         4,911
OUTSIDE FLORIDA:
Puerto Rico GO                                                     5.25%                 7/1/2016               5,000         5,258
Puerto Rico GO                                                     5.25%                 7/1/2017               6,790         7,084
Puerto Rico GO                                                     5.25%                 7/1/2018               6,500         6,747
Puerto Rico GO                                                     5.25%                 7/1/2019               5,000         5,157
Puerto Rico Govt. Dev. Bank VRDO                                   0.97%                 6/7/2004 (1)           1,400         1,400
Puerto Rico Muni. Finance Agency                                   6.00%                 8/1/2016 (4)           6,000         6,724
Puerto Rico Muni. Finance Agency                                   5.25%                 8/1/2018 (4)           5,000         5,346
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. PUT             5.00%                 7/1/2012 (2)+         12,000        12,899
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,057,045)                                                                                                        1,109,423
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         16,164
Liabilities                                                                                                                 (16,257)
                                                                                                                        ------------
                                                                                                                                (93)
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                        $1,109,330
====================================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities with a value of $1,614,000 have been segregated as initial margin for open futures contracts.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2004.
For key to abbreviations and other references, see page 19.

--------------------------------------------------------------------------------
                                                                          AMOUNT
FLORIDA LONG-TERM TAX-EXEMPT FUND                                          (000)
--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,060,018
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (3,166)
Unrealized Appreciation
 Investment Securities                                                   52,378
 Futures Contracts                                                          100
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,109,330
================================================================================

Investor Shares--Net Assets
Applicable to 58,556,341 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)     $677,508
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.57
================================================================================

Admiral Shares--Net Assets
Applicable to 37,322,073 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)     $431,822
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.57
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit. statement of operations

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                               FLORIDA LONG-TERM TAX-EXEMPT FUND
                                                   SIX MONTHS ENDED MAY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                              $ 25,866
--------------------------------------------------------------------------------
  Total Income                                                           25,866
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                               78
  Management and Administrative
   Investor Shares                                                          423
   Admiral Shares                                                           150
  Marketing and Distribution
   Investor Shares                                                           55
   Admiral Shares                                                            29
Custodian Fees                                                                6
Shareholders' Reports
 Investor Shares                                                              6
 Admiral Shares                                                               1
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
  Total Expenses                                                            749
  Expenses Paid Indirectly--Note C                                           (6)
--------------------------------------------------------------------------------
  Net Expenses                                                              743
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    25,123
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                               3,030
 Futures Contracts                                                         (593)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  2,437
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  (30,754)
 Futures Contracts                                                         (177)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (30,931)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(3,371)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


---------------------------------------------------------------------------------------------
                                                                      FLORIDA LONG-TERM
                                                                       TAX-EXEMPT FUND
                                                                -----------------------------
                                                                  SIX MONTHS             YEAR
                                                                       ENDED            ENDED
                                                                MAY 31, 2004    NOV. 30, 2003
                                                                       (000)            (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                              $25,123          $51,855
 Realized Net Gain (Loss)                                             2,437           16,319
 Change in Unrealized Appreciation (Depreciation)                   (30,931)          17,347
---------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations    (3,371)          85,521
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                                                    (15,117)         (31,507)
 Admiral Shares                                                     (10,006)         (20,348)
Realized Capital Gain*
 Investor Shares                                                     (8,270)          (5,638)
 Admiral Shares                                                      (5,512)          (3,478)
---------------------------------------------------------------------------------------------
 Total Distributions                                                (38,905)         (60,971)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
 Investor Shares                                                    (10,888)         (54,130)
 Admiral Shares                                                     (17,894)          27,993
---------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transaction            (28,782)         (26,137)
---------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                          (71,058)          (1,587)
---------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                              1,180,388        1,181,975
---------------------------------------------------------------------------------------------
 End of Period                                                   $1,109,330       $1,180,388
=============================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions totaling $1,023,000 and $2,314,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

FLORIDA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                       YEAR ENDED NOVEMBER 30,
                                                         MAY 31,     -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004        2003       2002        2001         2000        1999
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $12.00      $11.74     $11.51      $11.08       $10.70      $11.54
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                      .252        .505       .530        .551         .559        .543
 Net Realized and Unrealized Gain (Loss)
  on Investments                                          (.294)        .346       .262        .430         .380      (.749)
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (.042)        .851       .792        .981         .939      (.206)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.252)      (.505)     (.530)      (.551)       (.559)      (.543)
 Distributions from Realized Capital Gains                (.136)      (.086)     (.032)         --           --       (.091)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.388)      (.591)     (.562)      (.551)       (.559)      (.634)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.57      $12.00     $11.74      $11.51       $11.08      $10.70
============================================================================================================================
TOTAL RETURN                                              -0.40%       7.38%      7.04%       8.98%        9.04%     -1.87%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $678        $714       $753        $835         $919        $875
 Ratio of Total Expenses to Average Net Assets            0.15%*       0.17%      0.18%       0.15%        0.15%       0.18%
 Ratio of Net Investment Income to Average Net Assets     4.23%*       4.23%      4.56%       4.81%        5.19%       4.88%
 Portfolio Turnover Rate                                     7%*         19%        26%         24%          34%         18%
============================================================================================================================

*Annualized.


FLORIDA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                                         SIX MONTHS      NOVEMBER 30,      NOV. 12* TO
                                                              ENDED  -----------------------   NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MAY 31, 2004        2003        2002       2001
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.00      $11.74      $11.51     $11.79
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATION
 Net Investment Income                                         .255        .512        .536       .027
 Net Realized and Unrealized Gain (Loss) on Investments      (.294)        .346        .262     (.280)
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           (.039)        .858        .798     (.253)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.255)      (.512)      (.536)     (.027)
 Distributions from Realized Capital Gains                   (.136)      (.086)      (0.32)         --
------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.391)      (.598)      (.568)     (.027)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.57      $12.00      $11.74     $11.51
======================================================================================================

TOTAL RETURN                                                 -0.37%       7.45%       7.09%     -2.15%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $432        $466        $429       $260
 Ratio of Total Expenses to Average Net Assets              0.09%**       0.11%       0.13%    0.12%**
 Ratio of Net Investment Income to Average Net Assets       4.28%**       4.29%       4.59%    4.72%**
 Portfolio Turnover Rate                                       7%**         19%         26%        24%
=======================================================================================================

*Inception.
**Annualized.




SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the fund had contributed capital of $166,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.17% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. For the six months ended May 31, 2004, these arrangements reduced the fund's expenses by $6,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $5,227,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2004, net unrealized appreciation of investment securities for tax purposes was $47,151,000, consisting of unrealized gains of $49,303,000 on securities that had risen in value since their purchase and $2,152,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31,  2004,  the  aggregate  settlement  value of open  futures  contracts
expiring  through  September  2004  and  the  related  unrealized   appreciation
(depreciation) were:


--------------------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                               AGGREGATE              UNREALIZED
                         NUMBER OF LONG       SETTLEMENT            APPRECIATION
FUTURES CONTRACTS     (SHORT) CONTRACTS            VALUE          (DEPRECIATION)
--------------------------------------------------------------------------------
30-Year Treasury Bond               110          $11,574                    $100
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended May 31, 2004, the fund purchased $35,558,000 of investment securities and sold $94,779,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED             YEAR ENDED
                                                     MAY 31, 2004            NOVEMBER 30, 2003
                                                --------------------      ----------------------
                                                   AMOUNT     SHARES         AMOUNT      SHARES
                                                    (000)      (000)          (000)       (000)
------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                          $93,760      7,837       $181,910      15,236
 Issued in Lieu of Cash Distributions             16,131      1,357         24,675       2,066
 Redeemed                                       (120,779)   (10,163)      (260,715)    (21,886)
                                              --------------------------------------------------
   Net Increase (Decrease)--Investor Shares      (10,888)      (969)       (54,130)     (4,584)
                                              --------------------------------------------------
Admiral Shares
 Issued                                           80,431      6,734        193,838      16,258
 Issued in Lieu of Cash Distributions             10,256        862         15,141       1,267
 Redeemed                                       (108,581)    (9,142)      (180,986)    (15,193)
                                              --------------------------------------------------
  Net Increase (Decrease)--Admiral Shares        (17,894)    (1,546)        27,993       2,332
------------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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     control of your own  investments.  VANGUARD.COM  was built for  you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

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          education-- by using our planning tools.
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                                                                              27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

----------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
John J. Brennan*  Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)            Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,     served by The Vanguard Group.
                  and Trustee
                  (129)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis  Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                             Successor Trustee of Yale University; Overseer of the Stern School of
                                         Business at New York University; Trustee of the Whitehead Institute
                                         for Biomedical Research.
----------------------------------------------------------------------------------------------------------------
Rajiv L. Gupta    Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                            September 1999) of Rohm and Haas Co. (chemicals); Director of
                                         Technitrol, Inc. (electronic components), and Agere Systems
                                         (communications components); Board Member of the American Chemistry
                                         Council; Trustee of Drexel University.
----------------------------------------------------------------------------------------------------------------
JoAnn Heffernan   Trustee                Vice President, Chief Information Officer, and Member of the
Heisen            (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                   consumer products); Director of the University Medical Center at
July 1998                                Princeton and Women's Research and Education Institute.
----------------------------------------------------------------------------------------------------------------
Burton G. Malkiel Trustee                Chemical Bank Chairman's Professor of Economics, Princeton
(1932)            (127)                  University; Director of Vanguard Investment Series plc (Irish
May 1977                                 investment fund) (since November 2001), Vanguard Group (Ireland)
                                         Limited (Irish investment management firm) (since November 2001),
                                         Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                         (software company).
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------


                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
JR. (1941)        (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                             Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
----------------------------------------------------------------------------------------------------------------
J. LAWRENCE       Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
WILSON (1936)     (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                               Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)            (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)            (129)                  investment companies served by The Vanguard Group.
July 1998
----------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


---------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                 MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.           RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                       GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
---------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

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THE VANGUARD GROUP (R)
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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other
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e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website,
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

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(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q182 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD FLORIDA TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD FLORIDA TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD FLORIDA TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.